Exhibit 10.6

SECOND AMENDMENT TO GUARANTEE AGREEMENT

THIS SECOND AMENDMENT TO GUARANTEE AGREEMENT, dated as of March 15, 2019 (this “Amendment”), between STARWOOD PROPERTY TRUST INC., a corporation organized under the laws of the State of Maryland (“Guarantor”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national bank association organized under the laws of the United States (“Buyer”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Guarantee (as defined below).

RECITALS

WHEREAS, Buyer, Starwood Property Mortgage Sub-14, L.L.C. (“Seller 14”), Starwood Property Mortgage Sub-14-A, L.L.C. (“Seller 14-A”), Starwood Mortgage Funding VI LLC (“Funding VI Seller”) and SPT CA Fundings 2, LLC (“SPT CA Seller”, together with Seller 14, Seller 14-A and Funding VI Seller, collectively, “Seller”) are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by: (i) that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, (ii) that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, (iii) that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, (iv) that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and (v) that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019 (as amended, modified and/or restated from time to time, the “Repurchase Agreement”), and the other Transaction Documents (as defined therein);

WHEREAS, Guarantor indirectly owns one hundred percent (100%) of the Capital Stock of Seller;

WHEREAS, in connection with the Repurchase Agreement, Guarantor made that certain Guarantee, dated as of December 10, 2015, for the benefit of Buyer, as amended by that certain First Amendment to Guarantee Agreement, dated as of September 15, 2017, (as amended or modified prior to the date hereof, the “Existing Guarantee”; and, as amended by this Amendment, and as same may be hereafter further amended, modified and/or restated, the “Guarantee”), for the benefit of Buyer; and

WHEREAS, Guarantor and Buyer desire to make certain amendments and modifications to the Existing Guarantee.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

AMENDMENT

Sections 9(c) and 9(d) of the Existing Guarantee are hereby deleted in their entirety and replaced with the following:

“(c)            Guarantor shall not permit the ratio of its Total Indebtedness to Total Assets at any time to be greater than 0.80 to 1.00;

(d)             Guarantor shall not permit the ratio of Guarantor’s EBITDA for any fiscal quarter to Guarantor’s Interest Expense for such fiscal quarter to be less than 1.40 to 1.00;”.

ARTICLE II.

REPRESENTATIONS

Guarantor represents and warrants to Buyer, as of the date of this Amendment, as follows:

(i)        all representations and warranties made by it in Section 8 of the Existing Guarantee are true and correct in all material respects;

(ii)       it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(iii)      the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(iv)      the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(v)        this Amendment has been duly executed and delivered by it.

ARTICLE III.

FEES AND EXPENSES

Guarantor shall promptly pay all of Buyer’s reasonable out-of-pocket costs and expenses, including reasonable attorney’s fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

ARTICLE IV.

GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL  BE  DETERMINED  IN  ACCORDANCE  WITH  SUCH

LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE V.

MISCELLANEOUS

(a)        Except as expressly amended or modified hereby, the Guarantee and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms.

(b)        This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures (such as PDF files) shall constitute original signatures and are binding on all parties.

(c)        The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d)        This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Guarantee.

(e)        This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

GUARANTOR:

STARWOOD PROPERTY TRUST INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

BUYER:

JPMORGAN CHASE BANK, A NATIONAL
ASSOCIATION, a national banking
association

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Executive Director

Signature Page to Second Amendment to Guarantee Agreement